                                                           EXHIBIT 10.23


                               BARLOW PARTNERS, LP




                                       February 11, 1999




Mr. Jonathan Ornstein
Mesa Air Group, Inc.
410 N. 44th Street
Phoenix, Arizona 85008


Dear Jonathan:

As promised, we wanted to get back to you with our proposed advisory assignment, as well as an engagement letter. This letter, therefore, will confirm our understanding that Mesa Air Group, Inc. (which together with any of its subsidiaries or affiliates is hereinafter referred to as the "Company") has engaged Barlow Partners, LP ("Barlow Partners") to act as the Company's financial advisor on a month to month basis commencing upon your acceptance of this agreement with respect to (i) the renegotiation of the Company's existing aircraft leases and (ii) the negotiation of the Company's fleet acquisition program (each, a "Transaction") (iii) advise with respect to mergers and acquisitions (iv) route profitability analysis and (v) capital structure and liquidity enhancement.

As discussed, we propose to undertake certain services on your behalf including to the extent requested by you: (i) assisting you in analyzing the Company's fleet requirements, (ii) renegotiating any of the Company's existing aircraft leases that the Company and Barlow Partners determine are in the Company's best interests to be renegotiated, (iii) identifying and contacting selected aircraft manufacturers or lessors acceptable to you and (iv) negotiating the financial aspects of any proposed Transaction under your guidance.

The Company will pay a monthly retainer of $15,000 which will be credited against transaction fees when earned.

In addition, the Company agrees to reimburse Barlow Partners promptly upon request from time to time for all out-of-pocket expenses incurred by Barlow Partners pursuant to its engagement hereunder, whether or not a Transaction is consummated. The Company also agrees to indemnify and hold harmless Barlow Partners, LP ("Barlow Partners") and its respective partners and agents of Barlow Partners (Barlow Partners and each such person being referred to as an "Indemnified Person") from and against any losses, claims, damages or liabilities (or actions in respect thereof) relating to or arising out of activities performed pursuant to the Agreement, the transactions contemplated thereby or Barlow Partners' role in connection therewith. The Company will not, however, be responsible for any such losses, claims, damages, liabilities or expenses of any indemnified Person that are determined to have resulted primarily from actions taken or omitted to be taken by such Indemnified Person in bad faith or from such Indemnified Person's gross negligence. The Company also agrees that no Indemnified Person shall have any liability to the Company for or in connection with the Agreement, any transactions contemplated thereby or Barlow Partners' role in connection therewith, except for any such liability for losses, claims, damages, liabilities or expenses incurred by the Company that are determined to have resulted primarily from actions taken or omitted to be taken by such Indemnified Person in bad faith or from such Indemnified Person's gross negligence.

This agreement may be terminated by either the Company or Barlow Partners upon giving written notice thereof to the other party. No such termination will affect (I) Barlow Partners' right to


                  c/o INTERNATIONAL AIRLINE SUPPORT GROUP, INC.
             1954 AIRPORT ROAD, SUITE 200 - ATLANTA, GEORGIA - 30341
                     PHONE: 770-455-7575 - FAX: 770-455-7550
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Mesa Air Group, Inc.
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receive compensation accrued prior to such termination or to receive reimbursement of its out-of-pocket expenses as set forth above or (ii) the rights of Barlow Partners or any other Indemnified Person to receive indemnification.

It is understood that if the Company completes a transaction in lieu of any Transaction for which Barlow Partners is entitled to compensation pursuant to this agreement, Barlow Partners and the Company will negotiate in good faith acceptable compensation for Barlow Partners taking into account, among other things, the result obtained and the custom and practice among investment bankers acting in similar transactions.

If the foregoing correctly sets forth the agreement between the Company and Barlow Partners, please sign and return the enclosed copy of this letter, whereupon it shall become our binding agreement to be governed by New York law.

Very truly yours,

Barlow Partners, LP

By:    /s/ George Murnane III
      ----------------------------------------------
      George Murnane III
      General Partner

Accepted and agreed to:

Mesa Air Group, Inc.




By:    /s/ Michael Lotz
      ----------------------------------------------
      Name: Michael Lotz
      Title: Chief Operating Officer

                          BARLOW CAPITAL PARTNERS, LLC


                                       September 28, 1999




Mr. Michael Lotz
Mesa Air Group, Inc.
410 N. 44th Street
Phoenix, Arizona 85008


Dear Michael:

This letter will amend and supplement that certain letter agreement dated February 11, 1999 between Mesa Air Group, Inc. (which together with any of its subsidiaries or affiliates is hereinafter referred to as the "Company") and Barlow Capital Partners, LLC ("Barlow") pursuant to which the Company engaged Barlow as the Company's financial advisor with respect to certain matters set forth therein (such letter agreement is hereinafter referred to as the "Engagement Letter").

Notwithstanding any provisions of the Engagement Letter to the contrary, this amendment will confirm our understanding that the Company has engaged Barlow to act as the Company's financial advisor with respect to the acquisition of, and structuring, arranging and financing of the 100 Embraer ERJ-135/145 regional jet aircraft subject to the Purchase Agreement No. DCT-031/99 dated June 1999 between the Company and Empresa Brasileira de Aeoronautica, S.A. (the "Purchase Agreement") (each, a "Transaction") by performing the aircraft financing services set forth below (the "Services").

As discussed, we propose to undertake the following Services on your behalf, including to the extent requested by you:

      (i) assist you in negotiations with: (1) any governmental financing entity regarding direct long-term debt financing and with the government's export financing agencies regarding any subsidies that may be available; (2) the aircraft and engine manufacturers regarding credit and/or asset support for the Transaction; and (3) the aircraft and engine manufacturers regarding the Purchase Agreement for the Aircraft;

      (ii) assisting you in preparing an offering memorandum describing the Company, its operations, its historical performance and its future prospects, as well as the Transaction;

      (iii) identifying and contacting selected qualified lessors acceptable to you;

      (iv) assist you in arranging for lenders and lessors to conduct business investigations;

      (v) negotiating and evaluating the Transaction proposals received, ensuring competitive pricing, terms and conditions and making a final recommendation to Mesa on which proposals meet its objectives;


             1954 AIRPORT ROAD, SUITE 200 - ATLANTA, GEORGIA - 30341
                     PHONE: 770-455-7575 - FAX: 770-455-7550
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Mesa Air Group, Inc.
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      (vi)  completing negotiations with any financing sources identified, arranging for final aircraft appraisals, managing the closing activities and providing other necessary services as requested by Mesa; and

      (vii) assisting in negotiating and finalizing legal documentation associated with the Transaction.

As compensation for the services to be provided by Barlow hereunder, the Company agrees to pay Barlow a Transaction Fee in an amount equal to 0.35% of the Aircraft Purchase Price where Barlow acts as co-agent in the placement of financing for the aircraft and 0.50% of the Aircraft Purchase Price where Barlow acts as sole agent. The Aircraft Purchase Price shall be defined as the escalated gross purchase price of the aircraft before the effect of discounting any export subsidies, other manufacturer's discounts or other manufacturer's credits and as specified in the manufacturer's purchase agreement or the aircraft sales financing proposal, which ever is applicable, accepted by Mesa (the "Aircraft Purchase Price"). Such fee shall be payable with respect to each Transaction in cash upon successful closing of such Transaction.

Should Mesa require financing for spare parts and/or spare engines acquired in conjunction with the Aircraft, then Barlow shall arrange such financing and shall receive a Success Fee equal to 0.35% of the equipment cost for lease financing or 0.35% of the debt raised for the equipment for debt financing where Barlow acts as co-agent and 0.50% where Barlow acts as sole agent, payable upon the closing of the financing for the equipment.

There will be a credit against the Transaction Fee(s) for any amounts advanced to Barlow as part of its retainer for consulting services under the February 11, 1999 Engagement Letter.

In addition, the Company agrees to reimburse Barlow promptly upon request from time to time for all out-of-pocket expenses incurred by Barlow pursuant to its engagement hereunder, whether or not a Transaction is consummated. The Company also agrees to indemnify and hold harmless Barlow and its respective partners and agents (Barlow and each such person being referred to as an "Indemnified Person") from and against any losses, claims, damages or liabilities (or actions in respect thereof) relating to or arising out of activities performed pursuant to this agreement, the transactions contemplated thereby or Barlow's role in connection therewith. The Company will not, however, be responsible for any such losses, claims, damages, liabilities or expenses of any Indemnified Person that are determined to have resulted primarily from actions taken or omitted to be taken by such Indemnified Person in bad faith or from such Indemnified Person's gross negligence. The Company also agrees that no Indemnified Person shall have any liability to the Company for or in connection with this agreement, any transactions contemplated thereby or Barlow's role in connection therewith, except for any such liability for losses, claims, damages, liabilities or expenses incurred by the Company that are determined to have resulted primarily from actions taken or omitted to be taken by such Indemnified Person in bad faith or from such Indemnified Person's gross negligence.

The Company agrees to provide Barlow all financial and other information requested by it for the purpose of its assignment hereunder. In performing its services hereunder Barlow shall be entitled to rely upon and assume, without independent verification, the accuracy and completeness of all information that is available from public sources and of all information that has been furnished to it by the Company or otherwise reviewed by it and shall have no
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Mesa Air Group, Inc.
Page 3




obligation to verify the accuracy or completeness of any such information or to conduct an appraisal of any assets.

This engagement shall commence on the date hereof and shall continue until the Company has completed the Transactions. Prior to the Company's completion of the Transactions, this engagement may be terminated only for "cause" or with the express written consent of Barlow. For purposes of this agreement, "cause" shall mean a material breach by Barlow of its obligations pursuant to this agreement. This agreement shall bind and shall inure to the benefit of the successors and assigns of the Company and Barlow. The Company will not assign its interest in the Purchase Agreement to any third party unless the third party agrees to be bound by the terms of this letter agreement.

In order to coordinate our efforts with respect to possible Transactions, during the period of our engagement hereunder neither the Company nor any representative thereof (other than Barlow) will initiate discussions regarding a Transaction except through Barlow. If the Company or its management receives an inquiry regarding a Transaction, they will promptly advise Barlow of such inquiry in order that we can evaluate such prospective investor and its interest and assist the Company in any resulting negotiations.

If the foregoing correctly sets forth the agreement between the Company and Barlow, please sign and return the enclosed copy of this letter, whereupon it shall become our binding agreement to be governed by New York law.

Very truly yours,

Barlow Capital Partners, LLC



By:  /s/ George Murnane III
    ------------------------------------
    George Murnane III
    Partner

Accepted and agreed to:

Mesa Air Group, Inc.



By:  /s/ Michael Lotz
    ------------------------------------
    Name: Michael Lotz
    Title: President & COO

                          BARLOW CAPITAL PARTNERS, LLC


                                       July 17, 2000




Mr. Michael Lotz
Mesa Air Group, Inc.
410 N. 44th Street
Phoenix, Arizona 85008


Dear Michael:

This letter will amend and supplement that certain letter agreement dated February 11, 1999 between Mesa Air Group, Inc. (which together with any of its subsidiaries or affiliates is hereinafter referred to as the "Company") and Barlow Capital Partners, LLC ("Barlow"), pursuant to which the Company engaged Barlow as the Company's financial advisor with respect to certain matters set forth therein (such letter agreement, as previously supplemented and amended, is hereinafter referred to as the "Engagement Letter"). All capitalized terms used herein without definition shall have the meanings assigned to them in the Engagement Letter.

Notwithstanding any provisions of the Engagement Letter to the contrary, if the Company does not acquire all of the 36 Embraer ERJ-135/145 regional jet aircraft for which it has placed orders pursuant to the Purchase Agreement (each aircraft that the Company elects not to purchase, a "Deferred Aircraft"), the Company shall pay to Barlow, in lieu of a Transaction Fee, an amount (the "Alternate Fee") equal to $59,500 multiplied by the number of Deferred Aircraft. Subject to the following paragraph, the Alternate Fee shall be payable on the date that the Company either (i) defers for more than six months or (ii) irrevocable cancels its order to purchase the Deferred Aircraft (the "Termination Date").

Notwithstanding the foregoing paragraph, the Company shall not be required to pay the Alternate Fee to Barlow, if the Company has, on or prior to the Termination Date, engaged Barlow to provide aircraft financing services substantially similar to the Services with respect to a number of aircraft other than Embraer ERJ-135/145 regional jet aircraft equal to or greater than the number of Deferred Aircraft. Pursuant to such engagement, the Company shall have agreed to pay to Barlow, as compensation for the services to be provided by Barlow, a fee (the "Substitute Fee"), in an amount equal to not less than 0.35% of the applicable aircraft purchase price where Barlow acts as co-agent in the placement of financing for the aircraft, and not less than 0.50% of the applicable aircraft purchase price, where Barlow acts as sole agent. The applicable aircraft purchase price with respect to any such engagement shall be defined by mutual agreement of the parties at the commencement of such engagement. The Substitute Fee shall be payable with respect to each transaction in cash upon successful closing of such transaction. Such engagement shall be on substantially the same terms as set forth in the Engagement Letter and shall be evidenced by a supplement to the Engagement Letter executed by the Company and Barlow.

Any payments previously made to Barlow, either as a part of Barlow's monthly retainer or as a Transaction Fee pertaining to previously financed Aircraft, will not be credited against any


             1954 AIRPORT ROAD, SUITE 200 - ATLANTA, GEORGIA - 30341
                     PHONE: 770-455-7575 - FAX: 770-455-7550
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Mesa Air Group, Inc.
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amounts owed hereunder. The Engagement Letter, amended as set forth herein, is hereby confirmed and ratified in all respects.

If the foregoing correctly sets forth the agreement between the Company and Barlow, please sign and return the enclosed copy of this letter, whereupon it shall become our binding agreement to be governed by New York law.

Very truly yours,

Barlow Capital Partners, LLC




By:  /s/ George Murnane III
    ------------------------------------------
    George Murnane III
    Partner

Accepted and agreed to:

Mesa Air Group, Inc.



By:  /s/ Michael Lotz
    ------------------------------------------
    Name: Michael Lotz
    Title: COO

                          BARLOW CAPITAL PARTNERS, LLC


                                       February 28, 2001




Mr. Michael Lotz
Mesa Air Group, Inc.
410 N. 44th Street
Phoenix, Arizona 85008


Dear Mike:

This letter will amend and supplement that certain letter agreement dated February 11, 1999 between Mesa Air Group, Inc. (which together with any of its subsidiaries or affiliates is hereinafter referred to as the "Company") and Barlow Capital Partners, LLC ("Barlow"), pursuant to which the Company engaged Barlow as the Company's financial advisor with respect to certain matters set forth therein (such letter agreement, as previously supplemented and amended, is hereinafter referred to as the "Engagement Letter"). All capitalized terms used herein without definition shall have the meanings assigned to them in the Engagement Letter.

Notwithstanding any provisions of the Engagement Letter to the contrary, this amendment will confirm our understanding that the Company has engaged Barlow to act as the Company's financial advisor with respect to the acquisition of, and structuring, arranging and financing of additional Embraer and Bombardier regional jet aircraft currently being contemplated for purchase by the Company (each, a "Transaction") by performing the aircraft financing services set forth below (the "Services"). For purposes of this Engagement Letter, these Transactions will be deemed in addition to, and not in lieu of, Barlow's engagement with respect to the Embraer regional jet aircraft subject to the Purchase Agreement (as previously defined in the amendment to the Letter Agreement dated September 28, 1999). Currently it is contemplated that the Company will enter into definitive purchase agreements with Embraer and Bombardier whereby the Company will acquire up to 60 CRJ-200 aircraft, 75 CRJ-700 aircraft and 45 CRJ-900 aircraft (pursuant to Bombardier Proposal Agreement # P-686-R6 dated Feb 5th, 2001 (the "Bombardier Proposal")), as well as 80 ERJ-145 aircraft and 105 ERJ-170 aircraft (40 ERJ-145 aircraft pursuant to the Purchase Agreement and the remaining 145 ERJ aircraft pursuant to Embraer proposal PRO24/2000 (the "Embraer Proposal" and collectively with the Bombardier Proposal, the "RJ Proposals")). To the extent that the Company enters into definitive purchase agreements with Bombardier and/or Embraer, the provisions contained in our amendment to the Engagement Letter dated July 17,


             1954 AIRPORT ROAD, SUITE 200 - ATLANTA, GEORGIA - 30341
                     PHONE: 770-455-7575 - FAX: 770-455-7550
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Mesa Air Group, Inc.
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2000 relating to the payment of an Alternate Fee will also apply to the
Transactions described herein.

As discussed, we propose to undertake the following Services on your behalf, including to the extent requested by you:

      (viii) assist you in negotiations with: (1) any governmental financing entity regarding direct long-term debt financing and with the government's export financing agencies regarding any subsidies that may be available; (2) the aircraft and engine manufacturers regarding credit and/or asset support for the Transaction; and (3) the aircraft and engine manufacturers regarding the purchase agreements for the Aircraft;

      (ix) assisting you in preparing an offering memorandum describing the Company, its operations, its historical performance and its future prospects, as well as the Transaction;

      (x) identifying and contacting selected qualified lessors acceptable to you;

      (xi) assist you in arranging for lenders and lessors to conduct business investigations;

      (xii) negotiating and evaluating the Transaction proposals received, ensuring competitive pricing, terms and conditions and making a final recommendation to Mesa on which proposals meet its objectives;

      (xiii) completing negotiations with any financing sources identified, arranging for final aircraft appraisals, managing the closing activities and providing other necessary services as requested by Mesa; and

      (xiv) assisting in negotiating and finalizing legal documentation associated with the Transaction.

As compensation for the services to be provided by Barlow hereunder, the Company agrees to pay Barlow a Transaction Fee in an amount equal to 0.35% of the Aircraft Purchase Price where Barlow acts as co-agent in the placement of financing for the aircraft and 0.50% of the Aircraft Purchase Price where Barlow acts as sole agent. The Aircraft Purchase Price shall be defined as the escalated gross purchase price of the aircraft before the effect of discounting any export subsidies, other manufacturer's discounts or other manufacturer's credits and as specified in the manufacturer's purchase agreement or the aircraft sales financing proposal, which ever is applicable, accepted by Mesa (the "Aircraft Purchase Price"). Such fee shall be payable with respect to each Transaction in cash upon successful closing of such Transaction.

Should Mesa require financing for spare parts and/or spare engines acquired in conjunction with the Aircraft, then Barlow shall arrange such financing and shall receive a Transaction Fee equal to 0.40% of the equipment cost for lease financing or 0.40% of the debt raised for the equipment for debt financing where Barlow acts

Mesa Air Group, Inc.
Page 3




as co-agent and 0.50% where Barlow acts as sole agent, payable upon the closing of the financing for the equipment. In addition, the Company agrees to reimburse Barlow promptly upon request from time to time for all out-of-pocket expenses incurred by Barlow pursuant to its engagement hereunder, whether or not a Transaction is consummated.

This engagement shall commence on the date hereof and shall continue until the Company has completed the Transactions. Prior to the Company's completion of the Transactions, this engagement may be terminated only for "cause" or with the express written consent of Barlow. For purposes of this agreement, "cause" shall mean a material breach by Barlow of its obligations pursuant to this agreement. This agreement shall bind and shall inure to the benefit of the successors and assigns of the Company and Barlow. The Company will not assign its interest in the Purchase Agreement or RJ Proposals, or any definitive purchase agreements that arise as a result of the RJ Proposals, to any third party (including a subsidiary of the Company) unless the third party agrees to be bound by the terms of this letter agreement.

Any payments previously made to Barlow, either as a part of Barlow's monthly retainer or as a Transaction Fee pertaining to previously financed Aircraft, will not be credited against any amounts owed hereunder. Furthermore, it is expressly agreed that following the expiration or termination of the Engagement Letter, Barlow will continue to be entitled to receive fees that have accrued prior to such expiration or termination but are unpaid, as well as reimbursement for expenses as contemplated by the Engagement Letter. The Engagement Letter, amended as set forth herein, is hereby confirmed and ratified in all respects.

Mesa Air Group, Inc.
Page 4




If the foregoing correctly sets forth the agreement between the Company and Barlow, please sign and return the enclosed copy of this letter, whereupon it shall become our binding agreement to be governed by New York law.

Very truly yours,

Barlow Capital Partners, LLC



By:  /s/ George Murnane III
    -----------------------------------------
    George Murnane III
    Partner

Accepted and agreed to:

Mesa Air Group, Inc.



By:  /s/ Michael Lotz        3/1/01
    -----------------------------------------
    Name: Michael Lotz
    Title: President & COO